                                                                    EXHIBIT 10.3

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                        FINANCING AND SECURITY AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (herein called this "Amendment") made as of May 10, 2000, by and among ALS Holdings, Inc., a Delaware corporation ("Holdings"), ALS Wisconsin Holdings, Inc., a Delaware corporation ("Wisconsin Holdings"), and Bank United, individually and as agent for itself and certain other lenders ("Agent").

                              W I T N E S S E T H:

         WHEREAS, Holdings, Wisconsin Holdings and Agent entered into that certain Amended and Restated Financing and Security Agreement dated as of February 12, 1999, as amended by that certain First Amendment to Amended and Restated Financing and Security Agreement dated as of October 29, 1999, and that certain Suspension, Waiver and Modification Agreement dated as of March 28, 2000 (as amended, supplemented, or restated to the date hereof, the "Original Agreement"), for the purpose and consideration therein expressed, whereby Lenders (as defined in the Original Agreement) became obligated to make loans to Borrower (as defined in the Original Agreement) as therein provided; and

         WHEREAS, Holdings, Wisconsin Holdings and Agent desire to amend the Original Agreement for the purposes expressed herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


                                   ARTICLE I.

                           Definitions and References

         Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

                  "Amendment" means this Second Amendment to Amended and Restated Financing and Security Agreement.

                  "Agreement" means the Original Agreement as amended hereby.

                                   ARTICLE II.

                    Amendments to Original Agreement and Note

         Section 2.1. Amended Definitions. The following definitions in Section
1.1 of the Original Agreement are hereby amended in their entirety to read as follows:

                  "Borrowing Base" means at any time an amount equal to the lesser of (a) the aggregate dollar amounts of the Deed of Trust Lien Amounts for each of the Eligible Projects, or (b) the aggregate dollar amount equal to the sum of (1) 80% of the costs incurred on the Facilities other than the Tequesta Facilities plus (2) amounts advanced with respect to the Tequesta Facilities and outstanding as of May 10, 2000.

                  "Credit Facility" means a loan in the amount of the principal sum at anyone time outstanding up to the Credit Facility Committed Amount.

                  "Credit Facility Committed Amount" means $80,000,000.

         Section 2.2 New Definitions. The following definitions are hereby added to Section 1.1 of the Original Agreement:

                  "Alterra" means Alterra Healthcare Corporation, a Delaware corporation. Any reference in this Agreement to "ALS" shall mean "Alterra."

                  "Construction Facilities" mean:

                  Name of Facility                   Location
         Wynwood of Brush Creek               Brush Creek, California
         Clare Bridge of Southern Pines       Southern Pines, North Carolina
         Clarebridge of Florence I            Florence, South Carolina

                  "Equity Transaction" means a transaction in which Alterra receives additional equity (including equity equivalent securities) in a total committed amount of at least $135,000,000, upon terms and conditions reasonably satisfactory to Agent.

                  "Interest Rate Conversion Date" means the date upon which Agent receives evidence in form and substance satisfactory to Agent (i) of the closing of the Equity Transaction (without material contingencies or post closing items); (ii) that Borrower has resumed Normal Construction Activity on the Construction Facilities and the Tequesta Facilities; and (iii) that Borrower has cured all Events of Default and those events which would constitute an Event of Default but for notice and the expiration of relevant cure periods, unless the same have been expressly waived in writing by Agent.

                  "Normal Construction Activity" means Borrower's good faith and diligent recommencement and continuing prosecution of construction activities as necessary to complete the lien-free construction of the improvements on the Construction Facilities and the Tequesta Facilities, as applicable, pursuant to the Financing Documents.

                  "Refinancing" means the refinancing of a Facility with the consent of Agent which will yield Refinancing Proceeds in an amount greater than the amount of the Credit Facility advanced on such Facilities.

                  "Refinancing Proceeds" means the gross proceeds less bone-fide expenses paid to unaffiliated third parties as a result of a Refinancing.

                  "Tequesta Facilities" means the Clare Bridge of Tequesta and the Crossings of Tequesta, both located in Tequesta, Florida.

                  "Title Company" means Chicago Title Insurance Company.

         Section 2.3 The Loan. Subsection 2.1(a) of the Original Agreement is replaced in its entirety by the following:

                  (a) The Lenders agree to lend to Borrower pursuant to the terms and conditions of this Agreement and Borrower agrees to borrow from the Lenders from time to time the principal amount (the "Loan") not to exceed at any time outstanding the lesser of (i) the Credit Facility Committed Amount, or (ii) the Borrowing Base. Amounts drawn hereunder once repaid may not be reborrowed except as expressly provided herein.

         Section 2.4 Prepayment.

                  (a) The unlabeled paragraph in Section 4.13 of the Original Agreement is hereby labeled with the designation "(a)" The phrase "Sums borrowed and repaid may be readvanced" in Section 4.13 of the Original Agreement is hereby deleted.

                  (b) The following Subsection (b) is hereby added following Subsection 4.13(a) of the Original Agreement:

                           (b) In the event of a Refinancing, Borrower shall
                  deliver, or cause to be delivered, to Agent the Refinancing Proceeds. Following such delivery, provided Alterra has not closed the Equity Transaction, Borrower may reborrow a portion of the Loan in an amount equal to fund 80% of the costs of Normal Construction Activities on the Construction Facilities, which amount shall not exceed the total amount of the Refinancing Proceeds, for the sole purpose of funding Normal Construction Activity on the Construction Facilities. At no time shall the sum of (i) the amount of proceeds of the Loan advanced to Borrower less the Refinancing Proceeds, plus (ii) the amount of Refinancing Proceeds advanced to Borrower, exceed the Credit Facility Committed Amount. All advances of the Refinancing Proceeds shall be subject to the terms and conditions of the Financing Documents regarding the advance of Loan proceeds thereunder. All other amounts drawn hereunder once repaid may not otherwise be reborrowed.

                  Section 2.5 Financial Statements. Subsection 7.1(f) of the Original Agreement is hereby replaced in its entirety with the following

                  (f) as soon as available but in no event more than forty-five
         (45) days after the close of each of the Borrower's fiscal quarters (except the last fiscal quarter of the fiscal year) internally prepared, consolidated anal consolidating financial statements of the Borrower, a balance sheet on a year-to-date basis and as of the close of such period and an income and expense statement for such period, certified by a responsible officer of the Borrowers; and

         Section 2.6 Construction of Tequesta Facilities. The following Section
7.32 is hereby added to the Original Agreement.

                  Section 7.32 Construction of Tequesta Facilities.

                  Immediately upon closing of the Equity Transaction, Borrower shall resume Normal Construction Activity on the Construction Facilities and the Tequesta Facilities, to the extent Borrower has not already done; so Borrower shall not be entitled to additional advances of the Loan (in the form of Refinancing Proceeds or otherwise) to fund such Normal Construction Activity.

         Section 2.7 New Facilities. The following Section 7.33 is hereby added to the Original Agreement.

                  Section 7.33 New Facilities.

                  Notwithstanding anything to the contrary contained within the Financing Documents, Borrower shall not have the right to add additional Facilities to the Borrowing Base.

         Section 2.8 Interest. Paragraph 1 of each Note is replaced in its entirety with the following:

                            1. Interest.

                           Interest on portions of the outstanding Principal Sum
                  shall accrue and be payable for periods commencing on the first day and ending on the last day of a calendar month (each a "Eurodollar Period") at a fixed rate equal to the sum of the Eurodollar Rate (as defined in the Financing Agreement), which rate shall be adjusted for any Federal Reserve Board reserve requirements imposed upon the Lender from time to time, plus
                  (a) two hundred (200) basis points per annum for each Eurodollar Period commencing on or after the date hereof through and including March 31, 2000, (b) three hundred fifty
                  (350) basis points per annum for each Eurodollar Period commencing on or after April 1, 2000 through and including the Interest Rate Conversion Date (as defined in the Financing Agreement), and (c) two hundred (200) basis points per annum for each Eurodollar Period commencing on or after the first day following the Interest Rate Conversion Date through and including the Maturity Date, as such date may be extended as provided herein. Interest shall be computed for the actual number of days which have elapsed from the date of each advance of a portion of the Principal Sum calculated on the basis of a 360-day year. No more than five (5)

                  Eurodollar Periods may be in effect at any one time. The Eurodollar Rate determined pursuant hereto shall be in effect to the end of the applicable Eurodollar Period.

                                  ARTICLE III.

                         Representations and Warranties

         Section 3.1. Representations and Warranties of the Borrower. In order to induce Agent to enter into this Amendment, the Borrower represents and warrants to Agent and each Lender that:

         (a) Except with respect to (i) any mechanics, materialmen's and other similar liens, filed or inchoate, that may have attached to the Construction Projects or the Tequesta Projects as a result of construction activities, (ii) the matters described in Alterra's annual report on form 10K filed with the Securities and Exchange Commission on March 30, 2000, (iii) the change of Borrower's principal place of business to 10000 Innovation Drive, Milwaukee, Wisconsin 53226, and (iv) the construction slowdown or work stoppage on the Construction Projects and the Tequesta Projects and the resulting increase in costs and deterioration of condition of such projects as partially constructed, the representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

         (b) The Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to perform its obligations under the Agreement. The Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of the Borrower hereunder.

         (c) The execution and delivery by the Borrower of this Amendment, the performance by the Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of the Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon the Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Borrower of this Amendment or to consummate the transactions contemplated hereby.

         (d) When duly executed and delivered, each of this Amendment and the Agreement will be a legal and binding obligation of the Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

         (e) The audited annual consolidated financial statements of the Borrower and Alterra dated as of December 31, 1999 fairly present the consolidated financial position at such date and the consolidated statement of operations and the changes in consolidated financial position for the period ending on such date for the Borrower and Alterra. Copies of such financial statements have heretofore been delivered to each Lender. Since such date, except as disclosed to Agent in writing, and except for matters referenced in subsection 3(a) above, no material adverse change has occurred in the financial condition or businesses or in the consolidated financial condition or businesses of the Borrower or Alterra.


                                   ARTICLE IV.

                                   Agreements

         Section 4.1 Normal Construction Activity Prior to Closing of the Equity Transaction. The parties agree that the sum of $3,822,014 (the "Unadvanced Credit Facility") is the only remaining amount available under the Credit Facility (other than any Refinancing Proceeds that may become available as hereinabove provided). The Modification Equity Account (hereinafter defined) shall serve as additional collateral for the Obligations. Utilizing the procedures for advances contained in the Financing Documents, the Unadvanced Credit Facility and the Modification Equity Account shall be disbursed by Agent on a prorata basis (80% - Unadvanced Credit Facility and 20% Modification Equity Account) to fund Normal Construction Activity on certain Construction Facilities in amounts agreed upon by Borrower and Agent. Notwithstanding anything to the contrary contained within the Loan Documents, the funding of Normal Construction Activity may, at Agent's option, be funded to the Title Company to facilitate timely issuance of the Down Date Endorsements (hereinafter defined).

         Section 4.2 Normal Construction Activity After Closing of the Equity Transaction. In the event the Equity Transaction is closed, Borrower shall deposit into an interest-bearing account held by Agent (the "Completion Account") 20% of the amount of the aggregate cost, as determined by Agent, to complete lien-free construction of the improvements on the Construction Facilities in accordance with the Financing Documents in excess of the amount of the Modification Equity Account as of the closing of the Equity Transaction and deliver an assignment of such account in the form attached hereto as Exhibit A. The Completion Account shall serve as additional collateral for the Obligations. Utilizing the procedures for advances contained in the Financing Documents, the Completion Account: shall be disbursed by Agent on a prorata basis (20% from the Completion Account and 80% from Alterra's funds) with Alterra's disbursement of to fund Normal Construction Activity on the Construction Facilities.

         Section 4.3 Closing of The Equity Transaction. In the event (i) Alterra has not entered into a definitive agreement for the closing of the Equity Transaction by April 30, 2000, or (ii) the Equity Transaction (without material contingencies or post closing items) fails to close on or before June 30, 2000, such event shall constitute an immediate 1? vent of Default notwithstanding any notice or cure periods contained within the Financing Documents.

         Section 4.4 Refinance. Borrower and Alterra shall use their commercially reasonable efforts to Refinance the completed Facilities aggregating not less than $5,000,000 of Refinancing Proceeds and close the Equity Transaction at their commercially reasonable earliest opportunity.

         Section 4.5 Completion of Construction. Borrower shall complete construction of the following Facilities in accordance with the Financing Documents on or before the following dates:


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

         (a) Construction Facilities: October 31, 2000.

         (b) Tequesta Facilities: March 31, 2001.

         Section 4.6 Agreement Regarding Lien Amount. Notwithstanding anything to the contrary set forth within the Financing Documents, the designation of a "Deed of Trust Lien Amount", "Mortgage Lien Amount" or "Lien Amount" therein is solely for use in calculating the Borrowing Base and shall not prohibit, limit, or restrict (a) Agent's lien against each Facility pursuant to the Financing Documents; or (b) any of Agent's remedies provided in a Financing Document.

         Section 4.7 Indemnity/Release Provisions. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED WITHIN THE FINANCING DOCUMENTS, IT IS THE INTENTION OF THE BORROWER AND BORROWER AGREES THAT ANY AND ALL RELEASES AND INDEMNITIES MADE BY THE BORROWER UNDER THE FINANCING DOCUMENTS SHALL APPLY TO EACH RELEASED/INDEMNIFIED PARTY THEREUNDER WITH RESPECT TO MATTERS, CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION, REASONABLE ATTORNEY'S FEES) WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) RELEASED/INDEMNIFIED PARTY OR ANY STRICT LIABILITY. HOWEVER, SUCH RELEASE AND/OR INDEMNITY SHALL NOT APPLY TO ANY RELEASED/INDEMNIFIED PARTY TO THE EXTENT THE SUBJECT OF THE RELEASE/INDEMNITY IS CAUSED BY OR ARISES OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH RELEASED/INDEMNIFIED PARTY.

         Section 4.8 Defaults.

                  (a) Borrower acknowledges that Agent in the past may have accepted, without exercising the remedies to which Agent was entitled, payments and performance by Borrower that constituted defaults under the Financing Documents. Borrower acknowledges that no such acceptance or grace granted by Agent in the past, or Agent's agreement to the modifications evidenced hereby, has in any manner diminished Agent's right in the future to insist that Borrower strictly comply with the terms of the Financing Documents, as modified by the terms hereof. Furthermore, Borrower specifically acknowledges that any future grace or forgiveness of default by Agent shall not constitute a waiver or diminishment of any right of Agent with respect to any future default of Borrower, whether or not similar to any default with respect to which Agent has in the past chosen, or may in the future choose, not to exercise all of the rights and remedies granted to it under the Financing Documents.

                  (b) Borrower acknowledges that the execution of this Amendment by Agent is not intended nor shall it be construed as (i) an actual or implied waiver of any subsequent default under the Financing Documents, or (ii) an actual or implied waiver of any condition or obligation imposed upon Borrower pursuant to the Financing Documents, except to the extent expressly set forth herein. Agent acknowledges that upon execution of this Amendment, Borrower is no longer in default under the Financing Documents.

         Section 4.9 Release. Borrower and Alterra hereby release, remise, acquit and forever discharge Agent and the Lenders, together with their employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date hereof, and in any way directly or indirectly arising out of or in any way connected to the Financing Documents, or any of the transactions associated therewith, including specifically but not limited to claims of usury.

         Section 4.10 Down Date Endorsements. Within fifteen (15) days from the date hereof, and within fifteen (15) days of any further advances of the Loan, Alterra shall cause the Title Company to issue to Agent Down Date Endorsements (herein so called) to Agent's existing loan policies for each Construction Facility without exception to mechanics' or materialman's liens, and otherwise in form and content acceptable to Agent.


                                   ARTICLE V.

                           Conditions of Effectiveness

         Section 5.1 Effective Date. This Amendment shall become effective when, and only when, the following conditions have been satisfied:

         (a) Agent shall have received, at Agent's office, a counterpart of this Amendment executed and delivered by Borrower and Alterra.

         (b) Agent shall have received, at Agent's office, an opinion of counsel to Borrower and Alterra in form and content acceptable to Agent stating that this Amendment and the Third Amendment to Guaranty of Payment Agreement dated of even date herewith are valid and binding upon Borrower and Alterra and enforceable in accordance with their terms.

         (c) Agent shall have received, at Agent's office, a copy of a standstill agreement between Borrower and the general contractors for the Tequesta Facilities, whereby such general contractors agree to forbear and not enforce any rights or remedies such parties may have pursuant to mechanics' lien laws, and otherwise in form and content acceptable to Agent.

         (d) Intentionally Omitted.

         (e) Agent shall have received, at Agent's office, title reports generated by the Title Company concerning the Construction Facilities.

         (f) Agent shall have received, at Agent's office, the sum of $150,000 as consideration for Agent's modification of the Credit Facility.

         (g) Borrower shall have deposited the sum of $955,508.50 into an interest-bearing account held by Agent (the "Modification Equity Account") and executed an assignment of such account in favor of Agent in the form attached hereto as Exhibit A.

         (h) Borrower shall have paid, or cause to be paid, all costs and expenses incident to the preparation hereof, the cost of defense of lawsuits filed in connection with the nonpayment of construction costs, and the consummation of the transactions specified herein, including without limitation title insurance charges, recording fees and fees and expenses of legal counsel and consultants to Agent and the Lenders.

                                   ARTICLE VI.

                                  Miscellaneous

         Section 6.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Original Agreement in any Financing Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders or Agent under the Original Agreement or any other Financing Document nor constitute a waiver of any provision of the Original Agreement or any other Financing Document.

         Section 6.2. Survival of Agreements. All representations, warranties, covenants and agreements of the Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full.

         Section 6.3. Financing Documents. This Amendment is a Financing Document, and all provisions in the Agreement pertaining to Financing Documents apply hereto.

         Section 6.4. Governing Law. This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         Section 6.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

         Section 6.6 Notice and Agreement. Borrower, Alterra and Agent hereby take notice of and agree to the following:

         A. PURSUANT TO SUBSECTION 26.02(b) OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED THEREIN EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE


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


AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY'S AUTHORIZED REPRESENTATIVE.

         B. PURSUANT TO SUBSECTION 26.02(c) OF THE TEXAS BUSINESS AND COMMERCE CODE, THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THE FINANCING DOCUMENTS SHALL BE DETERMINED SOLELY FROM THE FINANCING DOCUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN DOCUMENTS.

         C. THE FINANCING DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.



                                     ALS HOLDINGS, INC.



                                     By:  /s/ Mark W. Ohlendorf
                                          --------------------------------------
                                          Name:  Mark W. Ohlendorf
                                               ---------------------------------
                                          Title: Vice President
                                                --------------------------------



                                     ALS WISCONSIN HOLDINGS, INC.



                                     By:  /s/ Mark W. Ohlendorf
                                          --------------------------------------
                                          Name:  Mark W. Ohlendorf
                                               ---------------------------------
                                          Title: Vice President
                                                --------------------------------


                                     BANK UNITED, AS AGENT



                                     By:  /s/ Casey Moore
                                          --------------------------------------
                                          Name:  Casey Moore
                                               ---------------------------------
                                          Title: Vice President
                                                --------------------------------

                        CONSENT AND AGREEMENT OF ALTERRA

         Alterra Healthcare Corporation, a Delaware corporation, for good and valuable consideration the receipt of which is hereby acknowledged, joins in this Amendment for the purpose of agreeing to Sections 4.9 and 6.6 hereof, consents to the provisions of this Amendment and the transactions contemplated herein, and ratifies and confirms the Guaranty of Payment Agreement, dated as of September 12, 1998, as amended by that certain First Amendment to Guaranty of Payment Agreement dated October 29, 1999 and that certain Suspension, Waiver and Modification Agreement dated as of March 28, 2,000, made by it for the benefit of Agent and the Lenders, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                                     ALTERRA HEALTHCARE CORPORATION



                                     By:  /s/ Mark W. Ohlendorf
                                          --------------------------------------
                                          Name:  Mark W. Ohlendorf
                                               ---------------------------------
                                          Title: Senior Vice President
                                                --------------------------------

                          CONSENT OF FIRSTAR BANK, N.A.

         Firstar Bank, N.A., a Lender under the Agreement and a party to the Agency Agreement, for good and valuable consideration the receipt of which is hereby acknowledged, hereby consents to the provisions of this Amendment and the transactions contemplated herein and agrees that its obligations under the Agency Agreement are in full force and effect.

                                     FIRSTAR BANK, N.A.



                                     By:  /s/ Dale L. Welke
                                          --------------------------------------
                                          Name:  Dale L. Welke
                                               ---------------------------------
                                          Title: Vice President
                                                --------------------------------

                             CONSENT OF AMSOUTH BANK

         Amsouth Bank, a Lender under the Agreement and a party to the Agency Agreement, for good and valuable consideration the receipt of which is hereby acknowledged, hereby consents to the provisions of this Amendment and the transactions contemplated herein and agrees that its obligations under the Agency Agreement are in full force and effect.

                                     AMSOUTH BANK



                                     By:  /s/ Carl M. Ferris
                                          --------------------------------------
                                          Name:  Carl M. Ferris
                                               ---------------------------------
                                          Title: Vice President
                                                --------------------------------

                                                                       EXHIBIT A

                              ASSIGNMENT OF ACCOUNT

         The undersigned ("Assignor"), in consideration of certain financial accommodations extended to Assignor under that certain Amended and Restated Financing and Security Agreement dated as of February 12, 1999 (as amended, supplemented, or restated, the "Credit Agreement"), does hereby assign and transfer to by BANK UNITED, a federal savings bank, as agent for itself and certain other lenders set forth in the Credit Agreement ("Agent"), all of Assignor's right, title and interest in and to the accounts) identified as follows:


Name and Address of
Depository or                                              Identifying Number
Issuing Institution            Type of Account               of Account(s)
-------------------      -------------------------     ------------------------
Bank United
3200 Southwest Freeway
Suite 2000
Houston, Texas 77027


and all instruments, documents, agreements and other writings evidencing such account(s), all sums now or at any time hereafter on deposit therein, all sums now due or to become due with respect to such accounts) and any and all renewals, replacements and proceeds thereof (the "Account").

         Assignor represents, warrants and agrees that (i) Assignor has full power, right and authority to execute and deliver this Assignment, (ii) Assignor is the owner of the Account free and clear of all liens and encumbrances of any nature whatsoever, (iii) Assignor will not withdraw any money from the Account nor create any security interest or lien in or further assign the Account or any part thereof, and (iv) any funds payable with respect to the Account that are hereafter received by Assignor shall immediately upon such receipt become subject to this Assignment, be segregated from all other funds of Assignor, be held in trust by Assignor for Agent and be immediately paid into the Account. Assignor further represents and warrants that, as of the date hereof, and after giving effect to this Assignment and the completion of all other transactions contemplated by Assignor at the time of the execution of this Assignment, (i) Assignor is and will be solvent, (ii) the fair saleable value of Assignor's assets exceeds and will continue to exceed Assignor's liabilities (both fixed and contingent), (iii) Assignor is paying and will continue to be able to pay its debts as they mature, and (iv) if Assignor is not an individual, Assignor has and will have sufficient capital to carry on Assignor's businesses and all businesses in which Assignor is about to engage.

         The Account shall constitute collateral for the Indebtedness. The term "Indebtedness" shall mean (i) all Obligations (as such term is defined in the Credit Agreement), and (ii) all costs and expenses incurred by Agent in connection with the collection and administration of all or any part of the Obligations described in (i) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such Obligations, including without limitation all attorneys' fees.


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

         Upon default in the payment of the Indebtedness or any other default or event of default under the Credit Agreement or the other instruments, documents and agreements evidencing, securing, guaranteeing, governing and/or pertaining to the Indebtedness ("Default"), Agent is hereby authorized without notice to withdraw the funds represented by the Account and apply such funds to the payment of the Indebtedness at such times and in such amounts as it shall in its sole and absolute discretion determine. Assignor hereby irrevocably appoints Agent its true and lawful attorney-in-fact, such power of attorney being coupled with an interest, with full power of substitution, to do any one or more of the following in its sole discretion upon the occurrence of a Default: (i) demand, collect, receive, sue for, compound and give acquittance for any and all amounts which may be or become due or payable with respect to the Account, (ii) execute any and all withdrawal receipts or other orders for the payment of money drawn on the Account, (iii) endorse the name of Assignor of all commercial paper given in ;payment or in partial payment of the Account, (iv) file any claim or institute any proceeding with respect to the Account, (v) transfer the Account into the name of the Agent or its nominee, and (vi) take any other action which Agent may deem necessary or appropriate to protect and preserve the right, title and interest of Agent hereunder.

         THIS ASSIGNMENT SHALL BE COVERED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS.

         IN WITNESS WHEREOF, the undersigned executes and delivers this Assignment as of
                ------------------, --------.

                                    ASSIGNOR:










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